UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): December 29, 1998

                                XOMA LTD.
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             (Exact name of registrant as specified in its charter)

                                BERMUDA
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                 (State or other jurisdiction of incorporation)


        0-14710                                94-2756657
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(Commission File Number)            (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                      94710
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(Address of principal executive offices)                    (Zip code)

       Registrant's telephone number, including area code (510) 644-1170
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                                XOMA CORPORATION
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

          On January 5, 1999, XOMA Ltd. issued the announcement attached hereto as Exhibit 1, which is incorporated herein by reference.

Item 7.  Exhibits

1.       Press Release dated January 5, 1999

2. Memorandum of Continuance of XOMA Ltd. (incorporated herein by reference to Exhibit 3.4 of the Registration Statement on Form S-4 of XOMA Arizona, Inc. (File No. 333-68045))

3. Bye-Laws of XOMA Ltd. (incorporated herein by reference to Exhibit 3.5 of the Registration Statement on Form S-4 of XOMA Arizona, Inc.
         (File No. 333-68045))



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                                    SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 5, 1999             XOMA LTD.




                                      By: /s/ Christopher J. Margolin
                                         ------------------------------------
                                         Christopher J. Margolin
                                         Vice President, General Counsel
                                         and Secretary

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                                  EXHIBIT INDEX


Number   Description

1.       Press Release dated January 5, 1999

2. Memorandum of Continuance of XOMA Ltd. (incorporated herein by reference to Exhibit 3.4 of the Registration Statement on Form S-4 of XOMA Arizona, Inc. (File No. 333-68045))

3.       Bye-Laws of XOMA Ltd. (incorporated herein by reference to Exhibit
         3.5 of the Registration Statement on Form S-4 of XOMA Arizona, Inc. (File No. 333-68045))

                                                                     Exhibit 1


                             CONTACT: Peter B. Davis or Ellen M. Martin
                             510-644-1170 or 1-800-BIO-XOMA
                             for a copy of this or other recent releases call:
                             XOMA Fax News on Demand 1.800.901.7788
                             XOMA home page @ (http://www.xoma.com)

XOMA CHANGES LEGAL DOMICILE TO BERMUDA

Berkeley, CA -- January 5, 1999 -- XOMA Ltd. (Nasdaq: XOMA) today announced that it has completed the process of moving its legal domicile from Delaware to Bermuda. At a special meeting of stockholders held December 29, 1998, in Berkeley, a majority of XOMA's outstanding shares were voted in favor of this change in domicile.

"We're gratified by the strong support shown for this proposal which is aimed at enhancing long-term shareholder value," said Jack Castello, Chairman, President and CEO of XOMA. "More than 95% of the votes cast by our stockholders were in favor of the proposed domicile change."

XOMA Ltd. (formerly XOMA Corporation) develops and manufactures genetically-engineered protein, peptide and antibody pharmaceuticals. The Company's medical targets include bacterial and fungal infections, infectious complications (such as those following traumatic injury or surgery) and immunologic disorders. XOMA's primary drug development platform is BPI (bactericidal/permeability-increasing protein), a human protein found in white blood cells that has multiple anti-infective properties. The Company's first BPI-derived product, NEUPREX(R) is in Phase III trials for two indications.

Statements made in this press release relating to product development, regulatory approvals, and plans for sales and marketing, or that otherwise relate to future periods, are forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on assumptions, which may not prove accurate. Actual results could differ materially from those anticipated, due to risks inherent to the biotechnology industry and for companies engaged in the development of new products in a regulated market. These risks, including those related to changes in the status of the Company's collaborative relationships, uncertainties regarding the legal standards applicable to biotechnology patents, actions by the U.S. Food and Drug Administration or the U.S. Patent and Trademark Office, and the Year 2000 issue are discussed in the Company's most recent annual report on Form 10-K and in other SEC filings. Consider such risks carefully in evaluating XOMA's prospects.